UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 9, 2007
                                                         --------------------


                           ROMA FINANCIAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


             United States               0-52000                51-0533946
------------------------------------ ------------------ ------------------------
     (State or Other Jurisdiction      (Commission            (IRS Employer
           of Incorporation)           File Number)        Identification No.)


2300 Route 33, Robbinsville, New Jersey                              08691
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:  (609) 223-8300
                                                     --------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events
------------------------

         The Registrant is filing this Current Report on Form 8-K to report the issuance of a press release on August 9, 2007 announcing a stock repurchase plan. A copy of the press release is included with this Form 8-K as an exhibit and is incorporated into this item by reference.

Item 9.01.  Financial Statements and Exhibits
---------------------------------------------

         (d) Exhibits:

                  99       Press Release, dated August 9, 2007

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ROMA FINANCIAL CORPORATION


Date:    August 10, 2007       By: /s/Margaret T. Norton
                                   ---------------------------------------------
                                   Margaret T. Norton
                                   Senior Vice President and Corporate Secretary